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                         J.P. MORGAN SERIES TRUST II

                      JPMORGAN SMALL COMPANY PORTFOLIO

    SUPPLEMENT DATED DECEMBER 21, 2005 TO THE PROSPECTUS DATED MAY 1, 2005


Effective May 1, 2006, the Portfolio will only accept new purchases as described below:

     - The Portfolio will continue to accept new purchases from variable annuity contracts and variable life insurance policies (collectively, "Policies") that offered the Portfolio as a funding vehicle prior to May 1, 2006.

     - The Portfolio will continue to accept new purchases from qualified pension and retirement plans and accounts (collectively, "Eligible Plans") that offered the Portfolio prior to May 1, 2006.

     - Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Portfolio will not allow any new Policies or Eligible Plans to start purchasing shares beginning May 1, 2006.











                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE




                                                                SUP-SCP-1205